Trade and other receivables - current (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Receivable from contracts with customers	$ 105,925	$ 64,923
Receivable from contracts with customers - TI Pool	146,613	161,737
Accrued income	20,815	17,765
Accrued interest	678	750
Deferred charges	19,134	17,473
Deferred fulfillment costs	2,556	2,140
Other receivables	11,407	18,677
Lease receivables	1,802	0
Derivatives	57	0
Total trade and other receivables	$ 308,987	$ 283,465	[1]

[1]	* The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. Due to the increased significance of inventory (see accounting policies), the Group has re-presented the comparative information related to bunker inventory to align with the current year presentation.